UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08002

KOREA EQUITY FUND, INC.
(Exact name of Registrant as specified in charter)

Worldwide Plaza
309 West 49th Street
New York, NY 10019
(Address of Principal Executive Offices)

Nomura Asset Management U.S.A. Inc.
Worldwide Plaza
309 West 49th Street
New York, NY 10019
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 833-0018

Date of fiscal year end:	October 31, 2016

Date of reporting period:	October 31, 2016

ITEM 1.  REPORT TO SHAREHOLDERS

KOREA EQUITY FUND, INC.

December 21, 2016

To Our Shareholders:

We present the Annual Report of Korea Equity Fund, Inc. (the “Fund”) for the fiscal year ended October 31, 2016.

The net asset value per share (“NAV”) of the Fund increased by 2.1% and the closing market price of the Fund (on the New York Stock Exchange) increased by 6.2% after giving effect to the reinvestment of income dividends, ordinary income distributions, and long-term capital gain distributions for the fiscal year ended October 31, 2016.  The closing market price of the Fund on October 31, 2016 was $7.89, representing a discount of 7.7% to the NAV of $8.55.  The net assets of the Fund totaled $83,292,709 on October 31, 2016.

The Korea Composite Stock Price Index (“KOSPI”) decreased from 2,029.47 to 2,008.19, or 1.1% in local currency terms, for the fiscal year ended October 31, 2016.  Including the South Korean Won (“Won”) depreciation of 0.4% during the fiscal year ended October 31, 2016, this represented a total decrease of 1.5% in United States (“U.S.”) dollar terms.  The NAV of the Fund outperformed the KOSPI, in U.S. dollar terms, by 3.6% during the fiscal year ended October 31, 2016.

For the quarter ended October 31, 2016, the KOSPI decreased from 2,016.19 to 2,008.19, or 0.4% in local currency terms, which, including the Won depreciation of 2.8% for the quarter, represented a total decrease of 3.2% in U.S. dollar terms.  The NAV of the Fund decreased by 2.3% and out performed the KOSPI, in U.S. dollar terms, by 0.9%.  The Fund’s share price decreased by 2.0% during the quarter.

South Korean Economy

The Bank of Korea (“BOK”) left its policy interest rate at 1.25% for the fifth straight month in November 2016.  This was based on the uncertainty over the policies of the incoming U.S. administration, a weaker domestic recovery amid a continued rise in jobless numbers, and various global risk factors.  The BOK noted growing uncertainty regarding the economic growth path due to recent changes in domestic and global external conditions.  In terms of policy direction, the BOK identified domestic and global external uncertainties and changes in the U.S. Federal Reserve policy as key risks for closer monitoring while focusing less on the increase in domestic household debt.

Korean exports decreased by 3.2% year-over-year (“yoy”) in October 2016, compared with consensus expectations of a de-

crease of 3.1% yoy.  Exports to the U.S. and China decreased by 10.3% and 11.3% yoy, respectively.  Meanwhile, exports to Europe and the Southeast Asian Nations countries increased by 3.8% yoy and 2.5% yoy, respectively.

South Korean Stock Market

The Electronic Appliances and Components sector outperformed due to earnings growth expectations from rising new smartphone shipments, better corporate governance, and a better outlook for the memory industry.  The Iron and Steel sector also out-performed due to earnings growth expectations from improvements in steel prices through market consolidation in China.

On the other hand, the Textile and Apparel sector underperformed given concerns over weak new order momentum and poor earnings.  The Food sector also underperformed due to concerns that a slowdown in domestic demand would cause earnings momentum to weaken.  The Precision Instruments sector underperformed due to concerns about weakened earnings and demanding valuations.

Portfolio Management Activity

The Fund added Korea Electric Power Corporation in November 2015 based on improving financial stability and an attractive dividend policy.  The Fund also added Youngone Corporation because of new order momentum is expected to improve and its attractive valuations.  The Fund added Innocean Worldwide Inc. because the company may be a beneficiary of rising marketing expenditures by the Hyundai Motor Group.  The Fund added Mando Corporation in November 2015 based on expectations of improved earnings along with the high-margin automobile component business.  The Fund increased its position in Samsung Electronics Co., Ltd. Preferred in January 2016 due to expectations of improved earnings from smartphone sales and a strengthened component business.  In May 2016, the Fund increased its position in Coway Co., Ltd. because the company’s long-term competitiveness in the domestic water purifier rental market.  The Fund added Hyundai Engineering & Co., Ltd. in August 2016 based on improved new order momentum.  The Fund added Halla Holdings Corporation which owns 30.35% of Mando Corporation.  The Fund expects improved earnings momentum from Mando Corporation to support better earnings growth for Halla Holdings Corporation.

The Fund sold its position in SK Telecom Co., Ltd. in December 2015 because the Fund was concerned that slowing average revenue per use (“ARPU”) growth would hurt the company’s earnings going forward.  The Fund sold its position in E-Mart Co., Ltd. in January 2016 as domestic discount store business growth has been slowing.  The Fund disposed of positions in automobile original equipment manufacturers (“OEM”), such as Kia Motors Corporation in December 2015 and Hyundai Motor Company Preferred in August 2016, due to weak shipment growth.  The Fund disposed of Lotte Chemical Corporation in August 2016 in order to take profits amid oil price uncertainty.  The Fund also disposed of its position in Hyundai Green Food Co., Ltd. due to concerns that slowing growth among Hyundai-related companies would hurt revenue growth in the company’s catering business.  The Fund disposed of its position in Cuckoo Electronics Co., Inc. due to concerns about weaker sales growth for rice cookers and a slowdown in its rental business due to competition.  The Fund also disposed of its position in Lotte Chilsung Beverage Co., Ltd. given a slowdown in beverage sales in the domestic market.

The Fund participated in several initial public offerings which contributed to the Fund’s realized gains during the fiscal year ended October 31, 2016.

Investment Strategy

The Fund has a positive view on Asian markets in light of continuing economic growth and supportive liquidity from central bank action.  The U.S. presidential elections did not produce a hawkish stance from the U.S. Federal Reserve.  Confidence that western economic policy interest rates were not increasing in the near term supported Asian equity markets.

The Fund maintains a positive view of the Korean equity market.  Although the economic recovery could falter and political uncertainty could be prolonged, the Fund believes many stocks are undervalued and under-owned which should limit further downside to the equity market.  More corporate earnings reports have exceeded than missed their forecasts and there are more signs of corporate action amongst South Korean companies.  The Fund upholds a positive view of stocks that generate stable cash flows with strong market positions.

The Fund intends to maintain its overweight exposure in the Electrical Appliances and Components sector, including an overweight position in SK Hynix, Inc., due to stable cash flow generation from the memory chip business and its attractive valuations.  The Fund increased its position in Samsung Electronics, Co., Ltd., including preferred shares, given stable earnings from the component business and expectations of an improvement in corporate governance.  The Fund expects to keep an overweight position in the Financing Business sector.  Bank valuations are still attractive while profitability remains stable.  Overweight positions in selected insurance stocks will also be maintained due to their stable revenue generation as well as an improved regulatory environment.

The Fund plans to maintain its underweight exposure in the Chemicals sector because of expected earnings volatility due to uncertainty in oil prices.  The Fund maintains a positive view of Korea Zinc Co., Ltd., in the Iron and Steel sector, given stable earnings backed by capacity expansion as well as improving precious metals prices.  The Fund maintains its exposure in the Transportation Equipment sector.  Within the sector, the Fund prefers automobile parts manufacturers to automobile OEMs as they offer relatively stable earnings momentum with margin expansion.  Attractive valuations should also offer some downside protection to their share prices.

The Fund expects to keep its underweight exposure in the Telecommunications sector.  Although regulatory risks and market competition have been improving, there are concerns of slowdown in ARPU.  The Fund also expects to keep its current exposure in the Utilities sector.  The Fund upholds its positive view of the sector given steadily improving earnings and attractive valuations with higher dividends.

The Fund appreciates your continuing support.

Sincerely,

/s/ Yutaka Itabashi
Yutaka Itabashi
 President

DISCLOSURES

Sources:  Nomura Asset Management U.S.A. Inc., Nomura Asset Management Singapore Limited, and Bloomberg L.P. Past performance is not indicative of future results.  There is a risk of loss.

The NAV price is adjusted for reinvestment of income dividends, ordinary income distributions, and long-term capital gain distributions.  The New York Stock Exchange’s closing market price is adjusted for reinvestment of income dividends, ordinary income distributions, and long-term capital gain distributions.  The Fund’s performance does not reflect sales commissions.

This material contains the current opinions of the Fund’s manager, which are subject to change without notice.  This material should not be considered investment advice.  Statements concerning financial market trends are based on current market conditions, which will fluctuate.  There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long term.

Comparisons between changes in the Fund’s net asset value or market price per share and changes in the Korea Composite Stock Price Index should be considered in light of the Fund’s investment policy and objective, the characteristics and quality of the Fund’s investments, the size of the Fund, and variations in the Won/U.S. dollar exchange rate.  This report is for informational purposes only.  Investment products offered are not FDIC insured, may lose value, and are not bank guaranteed.

Indices are unmanaged.  An index cannot be directly invested into.

Certain information discussed in this report may constitute forward-looking statements within the meaning of the U.S. federal securities laws.  The Fund believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions and can give no assurance that the Fund’s expectations will be achieved.  Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected.

SHAREHOLDERS ACCOUNT INFORMATION
Shareholders whose accounts are held in their own name may contact the Fund’s registrar Computershare Trust Company, N.A., at (800) 426-5523 for information concerning their accounts.

PROXY VOTING
A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1‑800‑833-0018; and (2) on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov.  Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1‑800‑833-0018; and (2) on the SEC’s website at http://www.sec.gov.

Additional information about the Fund’s Board of Directors is available (1) without charge, upon request, by calling toll-free 1‑800‑833-0018; and (2) on the website of the SEC at http://www.sec.gov in the Fund’s most recent proxy statement filing.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS
The Fund files a schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1‑800‑SEC-0330.

FUND CERTIFICATIONS
In December 2016, the Fund filed its Principal Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund’s Principal Executive Officer and Principal Financial Officer Certifications pursuant to Section 302 of the Sar-banes-Oxley Act of 2002 were filed with the Fund’s Form N-CSR and are available on the SEC’s website at http://www.sec.gov.

SHARE REPURCHASES
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may repurchase shares of its common stock in the open market.

INTERNET WEBSITE
Nomura Asset Management U.S.A. Inc. has established an Internet website which highlights it history, investment philosophy and process and products, which include the Fund.  The Internet web address is http://funds.nomura-asset.com.

KOREA EQUITY FUND, INC.

FUND HIGHLIGHTS—OCTOBER 31, 2016 (Unaudited)

KEY STATISTICS

Net Assets	$83,292,709
Net Asset Value per Share	$8.55
Closing NYSE Market Price	$7.89
Percentage Change in Net Asset Value per Share*†	2.1%
Percentage Change in NYSE Market Price*†	6.2%

MARKET INDEX

Percentage change in market index*	WON	U.S. $
Korea Composite Stock Price Index*	(1.1%)	(1.5%)

*	From November 1, 2015 through October 31, 2016.

†	Reflects the percentage change in share price adjusted for reinvestment of income dividends, ordinary income distributions, and long-term capital gain distributions.

INDUSTRY DIVERSIFICATION

	% of Net Assets		% of Net Assets
Electronic Appliances and Components	31.7	Utilities	4.1
Insurance	9.9	Transportation	2.8
Transportation Equipment	9.1	Chemicals	2.6
Financing Business	8.9	Construction and Engineering	2.1
Other Products	7.9	Services	1.1
Media and Entertainment	6.8	Precision Instruments	0.9
Wholesale	6.0	Telecommunications	0.9
Iron and Steel	4.8	Retail Trade	0.4

TEN LARGEST EQUITY HOLDINGS BY FAIR VALUE

Issuer	Fair Value	% of Net Assets
Samsung Electronics Co., Ltd. Common	$11,330,189	13.6
SK Hynix, Inc.	6,987,228	8.4
Dongbu Insurance Co., Ltd.	5,320,157	6.4
Coway Co., Ltd.	5,215,837	6.3
Hyundai Mobis Co., Ltd.	4,098,238	4.9
Shinhan Financial Group Co., Ltd.	3,937,656	4.7
NCsoft Corporation	3,696,851	4.4
Korea Electric Power Corporation	3,409,488	4.1
Korea Zinc Co., Ltd.	3,314,955	4.0
Samsung Life Insurance Co., Ltd.	2,948,319	3.5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Shareholders of Korea Equity Fund, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Korea Equity Fund, Inc. (the “Fund”) as of October 31, 2016, and the related statement of operations for the year then ended and statements of changes in net assets and the financial highlights for each of the two years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the years ended October 31, 2014, 2013 and 2012 were audited by other auditors.  Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated December 29, 2014.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Korea Equity Fund, Inc. as of October 31, 2016, and the results of its operations, the changes in net assets, and the financial highlights for each of the respective periods referred to above in conformity with accounting principles generally accepted in the United States of America.

/s/ RSM US LLP
Boston, Massachusetts December 21, 2016

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS*

OCTOBER 31, 2016

	Shares	Cost	Fair Value	% of Net Assets
SOUTH KOREAN EQUITY SECURITIES
Chemicals
SK Chemicals Co., Ltd.	6,000	$408,251	$313,213	0.4
Manufactures chemicals
SK Materials Co., Ltd.	6,877	941,369	936,508	1.1
Manufactures special gas
Wonik Materials Co., Ltd.†	14,968	920,209	929,012	1.1
Manufactures gas products used in the semiconductor industry
Total Chemicals		2,269,829	2,178,733	2.6

Construction and Engineering
Hyundai Engineering & Co., Ltd.	37,707	1,311,267	1,364,377	1.6
Construction business
Jusung Engineering Co., Ltd. †	46,600	310,584	384,826	0.5
Develops semiconductor manufacturing equipment
Total Construction and Engineering		1,621,851	1,749,203	2.1

Electronic Appliances and Components
Coway Co., Ltd.	66,685	4,028,456	5,215,837	6.3
Manufactures environment-related products
Samsung Electronics Co., Ltd.	7,919	5,783,870	11,330,189	13.6
Produces consumer electronic products
Samsung Electronics Co., Ltd. Preferred	2,470	2,380,626	2,839,688	3.4
Produces consumer electronic products
SK Hynix, Inc.	195,224	5,042,783	6,987,228	8.4
Semiconductor products
Total Electronic Appliances and Components		17,235,735	26,372,942	31.7

Financing Business
Hana Financial Group Inc.	63,695	1,551,157	1,823,757	2.2
Banking and financial services
KB Financial Group Inc.	30,925	990,188	1,141,926	1.4
Provides various financial products and services
Samsung Securities Co., Ltd.	17,000	581,008	512,725	0.6
Provides securities and investment banking services
Shinhan Financial Group Co., Ltd.	102,868	3,812,711	3,937,656	4.7
Provides various financial products and services
Total Financing Business		6,935,064	7,416,064	8.9

See notes to financial statements.

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS*—(Continued)

OCTOBER 31, 2016

	Shares	Cost	Fair Value	% of Net Assets
Insurance
Dongbu Insurance Co., Ltd.	85,717	$3,907,119	$5,320,157	6.4
Non-life insurance
Samsung Life Insurance Co., Ltd.	30,565	3,056,636	2,948,319	3.5
Life insurance
Total Insurance		6,963,755	8,268,476	9.9

Iron and Steel
Korea Zinc Co., Ltd.	8,346	2,417,708	3,314,955	4.0
Non-ferrous metal products
POSCO	3,120	554,282	645,492	0.8
Integrated steel producer
Total Iron and Steel		2,971,990	3,960,447	4.8

Media and Entertainment
Innocean Worldwide Inc.	32,664	2,184,451	1,976,016	2.4
Provides marketing and communication services
NCsoft Corporation	16,011	2,522,385	3,696,851	4.4
Online gaming
Total Media and Entertainment		4,706,836	5,672,867	6.8

Other Products
Caregen Co., Ltd.	3,895	395,210	321,652	0.4
Manufactures cosmeceuticals and dermal fillers
I Controls Inc.	16,194	458,107	428,336	0.5
Provides information technology and products for buildings
Interojo Co., Ltd.	76,249	1,283,607	2,629,173	3.2
Manufactures contact lens
KT&G Corporation	24,178	2,257,993	2,384,991	2.8
Produces cigarettes
NDFOS Co., Ltd.†	40,000	533,103	387,588	0.5
Manufactures double-faced tapes and window films
Samsung Biologics Co., Ltd.†^	3,786	453,143	449,477	0.5
Manufactures biological products
Total Other Products		5,381,163	6,601,217	7.9

Precision Instruments
i-SENS, Inc.†	24,862	711,528	709,695	0.9
Develops and produces medical devices
Total Precision Instruments		711,528	709,695	0.9

See notes to financial statements.

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS* — (Continued)

OCTOBER 31, 2016

	Shares	Cost	Fair Value	% of Net Assets
Retail Trade
GS Retail Co., Ltd.	8,430	$393,461	$359,116	0.4
Operates various convenience stores
Total Retail Trade		393,461	359,116	0.4

Services
Samsung C&T Corporation	6,370	913,065	898,049	1.1
Business support services and resort operation activities
Total Services		913,065	898,049	1.1

Telecommunications
Intellian Technologies, Inc.†	50,000	863,034	715,816	0.9
Manufactures satellite antenna systems
Total Telecommunications		863,034	715,816	0.9

Transportation
CJ Korea Express Corporation†	4,500	499,433	789,581	0.9
Transportation of freight and cargo
Hyundai Glovis Co., Ltd.	10,268	1,598,586	1,555,153	1.9
Provides logistic services
Total Transportation		2,098,019	2,344,734	2.8

Transportation Equipment
Halla Holdings Corporation	18,381	1,183,303	1,089,499	1.3
Manufactures automobile parts
Hyundai Mobis Co., Ltd.	17,134	4,207,166	4,098,238	4.9
Manufactures automotive parts
Korea Autoglass Corporation	21,480	202,312	328,141	0.4
Manufactures automotive glasses
Mando Corporation	9,037	1,494,297	2,118,148	2.5
Manufactures automobile parts
Total Transportation Equipment		7,087,078	7,634,026	9.1

Utilities
Korea Electric Power Corporation	79,304	3,894,563	3,409,488	4.1
Transmission and distribution of electricity
Total Utilities		3,894,563	3,409,488	4.1

See notes to financial statements.

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS* — (Continued)

OCTOBER 31, 2016

	Shares	Cost	Fair Value	% of Net Assets
Wholesale
Hansae Co., Ltd.	41,379	$1,011,440	$913,878	1.1
Manufactures and distributes apparels
Hwaseung Enterprise Co., Ltd.†	104,599	1,416,912	1,369,641	1.6
Manufactures athletic shoes
Samchuly Bicycle Co., Ltd.	24,160	406,201	297,375	0.4
Manufactures bicycles
Youngone Corporation	85,975	3,380,492	2,412,909	2.9
Outdoor sportswear and shoes
Total Wholesale		6,215,045	4,993,803	6.0

TOTAL SOUTH KOREAN EQUITY SECURITIES		$70,262,016	$83,284,676	100.0

FOREIGN CURRENCY

South Korean Won		$524,426	$522,438	0.6
Non-interest bearing account
TOTAL FOREIGN CURRENCY		524,426	522,438	0.6
TOTAL INVESTMENTS AND FOREIGN CURRENCY		$70,786,442	$83,807,114	100.6
LIABILITIES LESS OTHER ASSETS, NET			(514,405)	(0.6)
NET ASSETS			$83,292,709	100.0

*	The description following each investment is unaudited and not covered by the Report of Independent Registered Public Accounting Firm.
†	Non-income producing security.
^	Security acquired as a result of an IPO participation and classified as a Level 2 security in the fair value hierarchy in Note 5.

Portfolio securities and foreign currency holdings were translated at the following exchange rate as of October 31, 2016.

South Korean Won KRW 1,145.55 = USD $1.00

See notes to financial statements.

KOREA EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

 OCTOBER 31, 2016

ASSETS:
Investments in South Korean equity securities, at fair value (cost—$70,262,016)	$83,284,676
Foreign currency, at fair value (cost—$524,426)	522,438
Receivable for investments sold	468,294
Prepaid expenses	6,009
Cash and cash equivalents	146,632
Total Assets	84,428,049

LIABILITIES:
Payable for investments purchased	880,988
Accrued management fee	61,648
Accrued directors’ fees and expenses	14,947
Other accrued expenses	177,757
Total Liabilities	1,135,340

NET ASSETS:
Capital stock (9,740,623 shares of capital stock outstanding, 100,000,000 shares authorized, par value $0.10 each)	974,062
Paid-in capital	67,768,066
Accumulated net realized gain on investments and foreign currency transactions	1,633,454
Net unrealized appreciation on investments and foreign currency transactions	13,019,919
Accumulated net investment loss	(102,792)
Net Assets	$83,292,709
Net asset value per share	$ 8.55

See notes to financial statements.

KOREA EQUITY FUND, INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2016

INCOME:
Dividend income (net of $208,661 of withholding taxes)	$1,055,953
Interest income	309
Total Income		$1,056,262

EXPENSES:
Management fee	692,560
Legal fees	400,816
Directors’ fees and expenses	183,662
Custodian fees	83,878
Auditing and tax reporting fees	73,272
Other expenses	80,060
Total Expenses		1,514,248
INVESTMENT LOSS—NET		(457,986)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain on investments and foreign currency transactions:
Net realized gain on investments	2,681,225
Net realized gain on foreign currency transactions	53,890
Net realized gain on investments and foreign currency transactions	2,735,115
Net change in unrealized depreciation on investments	(1,309,696)
Net change in unrealized appreciation on foreign currency transactions and translation	649,085
Net realized and unrealized gain on investments and foreign currency transactions and translation	2,074,504
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 1,616,518

See notes to financial statements.

KOREA EQUITY FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31,
	2016	2015
FROM OPERATIONS:
Net investment loss	$(457,986)	$(249,305)
Net realized gain on investments	2,681,225	4,053,778
Net realized gain (loss) on foreign currency transactions	53,890	(101,080)
Net change in unrealized depreciation on investments	(1,309,696)	(2,020,587)
Net change in unrealized appreciation (depreciation) on foreign currency transactions and translation	649,085	(3,641,172)
Net Increase (Decrease) in net assets resulting from operations	1,616,518	(1,958,366)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Ordinary income distribution	(1,193,226)	—
Capital gains distribution	(1,754,286)	(865,941)
Decrease in net assets derived from distributions to shareholders	(2,947,512)	(865,941)

NET ASSETS:
Beginning of year	84,623,703	87,448,010
End of year (including accumulated/undistributed net investment income (loss) of ($102,792) and $1,176,981, respectively)	$83,292,709	$84,623,703

See notes to financial statements.

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1.	Significant Accounting Policies

Korea Equity Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company.  The Fund was incorporated in Maryland on September 7, 1993 and investment operations commenced on December 3, 1993.  The Fund’s investment objective is to seek long-term capital appreciation through investments primarily in equity securities of South Korean companies.

The accompanying financial statements have been prepared in accordance with United States (“U.S.”) generally accepted accounting principles (“GAAP”) and are stated in United States dollars.  The Fund is an investment company that follows the accounting and reporting guidance in accordance with FASB Accounting Standards Codification Topic 946.  The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.

(a) Valuation of Securities—Investments traded on stock exchanges are valued at the last sale price on the principal market on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price.  Securities traded in the U.S. over-the-counter market (as opposed to the over-the-counter market for foreign investors in South Korea) are valued at the last reported sales price as of the close of business on such day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of the day or, if none is available, at the last reported sales price available to the Fund.  Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors.  Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates fair value, if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days.  However, the Board of Directors of the Fund may from time to time utilize a valuation method other than amortized cost when appropriate, for example, when the credit worthiness of the issuer is impaired or for other reason.  Securities and other assets, including futures contracts and related options, are stated at fair value or otherwise at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Foreign Currency Transactions—Transactions denominated in South Korean Won (“Won”) are recorded in the Fund’s records at the prevailing rate at the time of the transaction.  Asset and liability accounts that are denominated in Won are adjusted to reflect the current exchange rate at the end of the period.  Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in the results of operations for the current period.

The net assets of the Fund are presented at the exchange rates and fair values on October 31, 2016.  The Fund does isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held at October 31, 2016.  Net realized gains or losses on investments include gains or losses arising from sales of portfolio securities and sales and maturities of short-term securities.  Net realized gains or losses on foreign currency transactions arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

(c) Security Transactions, Investment Income, and Distributions to Shareholders—Security transactions are accounted for on the trade date.  Dividend income and distributions are recorded on the ex-dividend dates and interest income is recorded on the

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

accrual basis.  Realized gains and losses on the sale of investments are calculated on a first-in, first-out basis.

Distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.  To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition—”temporary”), such accounts are reclassified within the capital accounts of the Fund based on their federal tax-basis treatment; temporary differences do not require reclassification.  Dividends and distributions which exceed net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized capital gains.

Pursuant to a securities lending agreement with Brown Brothers Harriman & Co., the Fund may lend securities to qualified institutions.  It is the Fund’s policy that, at origination, all loans shall be secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned.  It is the Fund’s policy that collateral equivalent to at least 100% of the fair value of securities on loan must be maintained at all times (when applicable).  Collateral is provided in the form of cash, which would be invested in certain money market funds.  The Fund is entitled to receive all income on securities loaned, in addition to a portion of the income earned as a result of the lending transaction.  Although each security loan is fully collateralized, there are certain risks.  On November 21, 2008, the Fund suspended its participation in the securities lending program.  The Fund may resume its participation in the future.  During the fiscal year ended October 31, 2016, the Fund did not earn any fees from lending fund portfolio securities, pursuant to the securities lending agreement.

(d) Capital Account Reclassification—For the fiscal year ended October 31, 2016, the Fund’s accumulated net investment loss was decreased by $371,439 and the accumulated net realized gain on investments and foreign currency transactions was decreased by $371,439.  These adjustments were a result of the reclassification of foreign exchange losses, disposition of passive foreign investment companies, and net operating loss.  These adjustments had no impact on net assets.

(e) Income Taxes—A provision for U.S. income taxes has not been made since it is the intention of the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

Under the tax treaty between South Korea and the U.S., a withholding tax is imposed on dividends at the rate of 16.5% and such withholding taxes are reflected as a reduction of the related revenue.  There is no withholding tax on realized gains.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years), and has concluded that no provision for income tax is required in the Fund’s financial statements.  The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the statement of operations.  During the current year and for the prior three tax years, the Fund did not incur any interest or penalties.

(f) Subscription for New Shares—As part of their annual corporate action matters, certain South Korean companies offer rights to their shareholders to subscribe to new shares which are eligible for a portion of the dividends paid on existing shares in the year of subscription.

(g) Use of Estimates in Financial Statement Preparation—The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

(h) Concentration of Risk—A significant portion of the Fund’s net assets consists of South Korean securities which involve certain considerations and risks not typically associated with investments in the U.S. In addition to the smaller size, less liquidity and greater volatility, the South Korean securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about South Korean issuers than there is about U.S. issuers.  Future economic and political developments in South Korea could adversely affect the liquidity or value, or both, of securities in which the Fund is invested.  Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

(i) Indemnifications—Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications.  The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on the Fund’s experience, the Fund expects the risk of loss to be remote and as such no additional accruals were recorded on the Statement of Assets and Liabilities.

2.	Management Agreement and Transactions With Affiliated Persons

Nomura Asset Management U.S.A. Inc. (“NAM-USA” or the “Manager”) acts as the Manager of the Fund pursuant to a management agreement.  Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties.  Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (“NAM”), as investment adviser to the Fund, and Nomura Asset Management Hong Kong Limited (“NAM-Hong Kong”) and Nomura Asset Management Singapore Limited (“NAM-Singapore”), as investment sub-advisers to the Fund.

As compensation for its services to the Fund, the Manager receives a monthly fee computed at the annual rate of 0.85% of the Fund’s average weekly net assets.  Under the management agreement, the Fund incurred fees to the Manager of $692,560 for the fiscal year ended October 31, 2016.  Under the investment advisory agreement, NAM earned investment advisory fees of $181,492 from the Manager, not the Fund, for the fiscal year ended October 31, 2016.  Under the investment sub-advisory agreements, NAM-Hong Kong and NAM-Singapore earned sub-advisory fees of $40,331 and $181,492, respectively, from NAM, not the Fund, for the fiscal year ended October 31, 2016.  At October 31, 2016, the management fee payable to the Manager by the Fund was $61,648.

Certain officers and/or directors of the Fund are officers and/or directors of the Manager.  Affiliates of Nomura Holdings, Inc. (the Manager’s indirect parent) did not earn any fees in commissions on the execution of portfolio security transactions for the fiscal year ended October 31, 2016.  The Fund pays each Director not affiliated with the Manager an annual fee of $17,000 plus $2,000 per meeting attended.  In addition, the Fund pays each Director not affiliated with the Manager $1,000 per telephone meeting attended together with actual expenses related to attendance at meetings.  The Chairman of the Board, presently Rodney A. Buck, is paid an additional annual fee of $5,000.  The Chairman of the Audit Committee, presently David B. Chemidlin, is paid an additional annual fee of $2,000.  Such fees and expenses for unaffiliated Directors aggregated $183,662 for the fiscal year ended October 31, 2016.

3.	Purchases and Sales of Investments

Purchases and sales of investments, exclusive of foreign currency and investments in short-term securities, for the fiscal year ended October 31, 2016 were $53,375,132 and $56,061,474, respectively.

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

4.	Federal Income Taxes

As of October 31, 2016, net unrealized appreciation on investments, exclusive of foreign currency, for federal income tax purposes was $12,455,300, of which $15,343,638 related to appreciated securities and $2,888,338 related to depreciated securities.  The cost of investments, exclusive of foreign currency of $524,426 at October 31, 2016, for federal income tax purposes was $70,829,376.

At October 31, 2016, the components of accumulated earnings on a tax basis were as follows:

Unrealized appreciation on investments and foreign currency transactions	$12,452,558	(a)
Undistributed long-term capital gains	1,135,289
Undistributed ordinary income	962,734
Total accumulated earnings	$14,550,581

(a)	The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax treatment of passive foreign investment companies.

The Fund paid an ordinary income distribution of $2,288,072, which represents $0.2349 per share and a long-term capital gains distribution of $659,440, which represents $0.0677 per share to shareholders of record as of December 21, 2015.  The distribution was paid on December 28, 2015.

The Fund paid a long-term capital gains distribution of $865,941, which represents $0.0889 per share to shareholders of record as of December 22, 2014.  The distribution was paid on December 29, 2014.

The tax character of distributions paid during the fiscal years ended October 31, 2016 and October 31, 2015 were as follows:

	October-16	October-15
Ordinary Income	$2,288,072	$0
Capital Gains	$659,440	$865,941

5.	Fair Value Measurements

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.  U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.  Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability.  Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund.  Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.  The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2016.

Level	Investments in Securities
Level 1
Equity Securities*	$82,835,199
Level 2
Equity Securities*	449,477
Level 3	-0-
Total	$83,284,676

*	Please refer to the Schedule of Investments for breakdown of the valuation by industry type.

During the fiscal year ended October 31, 2016, there were no transfers between Level 1, Level 2, or Level 3 securities.

As of October 31, 2016, the Fund held a Level 2 security.  This security is an IPO that was offered and purchased prior to October 31, 2016, but did not begin trading until after October 31, 2016.  As a result, this security was fair valued at the offering price adjusted for the KOSPI daily movement between the purchase date and October 31, 2016.

During the fiscal year ended October 31, 2016, the Fund did not hold any instrument which used significant unobservable inputs (Level 3) in determining fair value.

6.	Share Repurchases and Discount Management Plan

The Fund announced a tender offer on June 7, 2011.  This tender offer was for up to 10 percent of the Fund’s outstanding stock during the fourth quarter of 2011 if the Fund’s stock traded at a specific discount during the third quarter of 2011.  The stock did trade at the specific discount.  The Fund commenced an offer for up to 1,082,292 shares of its common stock on January 31, 2012.  The offer expired on March 5, 2012, at which time the Fund purchased the maximum number of shares covered by the offer at a price of $10.33, which represented a price equal to 98 percent of the net asset value per share as of the close of trading on the New York Stock Exchange on March 5, 2012.  As a result of the tender offer, $11,180,076 was distributed to the shareholders and there was a $0.02 increase to the net asset value per share.

On December 17, 2015, the Board of Directors of the Fund approved an updated Discount Management Plan.  Under the updated plan, the Fund is authorized to make open-market share repurchases on the New York Stock Exchange.  Such repurchases may be made from time to time as authorized by the Board of Directors.

7.	Subsequent Events

On December 20, 2016, a large shareholder in the Fund filed a Schedule 13D with the Securities and Exchange Commission that included a letter suggesting that the Board of Directors take steps to liquidate the Fund. The Board of Directors is currently reviewing the letter and has not decided upon any action at this time.

KOREA EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS

For a share of common stock outstanding throughout each year:

	For the Fiscal Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$8.69	$8.98	$10.17	$10.64	$13.69

Investment operations:
Net investment loss*	(0.05)	(0.03)	(0.07)	(0.08)	(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency	0.21	(0.17)	0.13	0.66	0.10
Total from investment operations	0.16	(0.20)	0.06	0.58	—
Less Distributions:
Distributions from capital gains	(0.18)	(0.09)	(1.25)	(1.05)	(3.07)
Distributions from ordinary income	(0.12)	—	—	—	—
Total from distributions	(0.30)	(0.09)	(1.25)	(1.05)	(3.07)

Fund Share Transactions
Effect of Tender Offer**	—	—	—	—	0.02
Total Fund share transactions:	—	—	—	—	0.02

Net asset value, end of year	$8.55	$8.69	$8.98	$10.17	$10.64

Market value, end of year	$7.89	$7.75	$8.23	$9.09	$9.65
Total investment return***	6.2%	(4.8%)	4.9%	4.9%	3.6%

Ratios/ Supplemental Data:
Net assets, end of year (000)	$83,293	$84,624	$87,448	$99,074	$103,615
Ratio of expenses to average net assets	1.84%	1.47%	1.49%	1.57%	1.81%
Ratio of net loss to average net assets.	(0.56%)	(0.30%)	(0.70%)	(0.81%)	(0.90%)
Portfolio turnover rate	66%	46%	19%	64%	77%

*	Based on average shares outstanding.
**	Increase is due to Tender Offer (See Note 6).
***
Based on market value per share, adjusted for reinvestment of income dividends, ordinary income distributions, long-term capital gain distributions, and capital share transactions.  Total return does not reflect sales commissions.

See notes to financial statements.

KOREA EQUITY FUND, INC.

SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)

The 2016 Annual Meeting of the Shareholders of the Fund was held at the offices of NAM-USA at Worldwide Plaza, 309 West 49th Street, New York, New York on October 31, 2016.  The purpose of the meeting was (1) to elect two Class I Directors, to serve for a term to expire in 2019, (2) to elect one Class III Director, to serve for a term to expire in 2018 and (3) to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.  The meeting was adjourned due to lack of sufficient votes to act upon the election of two Directors to serve as Class I Directors and one Director to serve as a Class III Director.  The meeting reconvened on December 1, 2016 to allow the Fund’s shareholders additional time to vote.
Each of E. Han Kim, Marcia L. MacHarg and David B. Chemidlin did not receive the vote of a majority of outstanding shares that was required for his or her re-election.  Under the Fund’s charter and by-laws, each of Mr. Kim, Ms. MacHarg and Mr. Chemidlin will continue to serve as a Director until his or her successor is elected and qualifies.  The results of the voting at the Annual Meeting were as follows:

1. To elect two Class I Directors:

	Shares Voted For	% of Outstanding Shares	Shares Voted Withhold Authority	% of Outstanding Shares	Shares Abstained	Broker Non-Vote
E. Han Kim	4,142,781	42.53%		48.69%	-	-
Marcia L. MacHarg	4,103,851	42.13%		49.09%	-	-

2. To elect one Class III Director:

	Shares Voted For	% of Outstanding Shares	Shares Voted Withhold Authority	% of Outstanding Shares	Shares Abstained	Broker Non-Vote
David B. Chemidlin	4,114,155	42.24%	4,770,955	48.98%	-	-

INDEPENDENT DIRECTORS
Biographical and other information relating to the non-interested Directors of the Fund is set out below.

Name and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by Director*	Other Public Directorships Held by Director
Rodney A. Buck (68)	Class III Director and Chairman of the Board	Director since 2006; Chairman of the Board since 2010.	Owner, Buck Capital Management (private investment management firm) since 2005; Chairman of the Dartmouth-Hitchcock Health Care Investment Committee since 2011.	Two registered investment companies consisting of two portfolios	None
E. Han Kim (70)	Class I Director	Director since 2010.
Everett E. Berg Professor of Business Administration and Director of Mitsui Financial Research Center at Ross Business School, University of Michigan since 1980; Advisor to CEO of Taubman Company from 2009 to July 2016; Non-executive Chair of the Board of Korea Telecom (KT) from 2009-2014.
				Two registered investment companies consisting of two portfolios	None
David B. Chemidlin (59)	Class III Director and Chairman of the Audit Committee	Director and Chairman of the Audit Committee since 2006.	Founder of AbidesWorks LLC since November 2016; Corporate Controller, Advance Magazine Publishers, Inc. (d/b/a Conde Nast) from 1995 to September 2016.	Two registered investment companies consisting of two portfolios	None
Marcia L. MacHarg (68)	Class I Director	Director since 2013.
Partner, Debevoise & Plimpton LLP, 1987-2012; Of Counsel, Debevoise & Plimpton LLP since 2013; Trustee, Board of Trustees of Smith College since 2014 and Chair of Audit Committee since July 2016; Member of the Executive Committee of the Friends of Smith College Libraries from 2013 to June 2015.
				Two registered investment companies consisting of two portfolios	None

___________________________
*	In addition to the Fund, the “Fund Complex” includes Japan Smaller Capitalization Fund, Inc.

KOREA EQUITY FUND, INC.

SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)

INTERESTED DIRECTOR

Biographical and other information relating to the Director who is an “interested person,” as defined in the Investment Company Act, of the Fund is set out below:

Name and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by Director**	Other Public Directorships Held by Director
Yutaka Itabashi (51)*	President and Class II Director	President and Director since 2013
Senior Managing Director of NAM since April 2015; President and Chief Executive Officer of NAM-USA and President of Nomura Global Alpha LLC (“NGA”) since 2013; Managing Director of NAM from 2012 to 2013; Senior Managing Director of Nomura Funds Research and Technologies Co., Ltd. from 2009 to 2012.
				Two registered investment companies consisting of two portfolios	None

*
Mr. Itabashi is an “interested person” of the Fund based on his positions with NAM-USA and NAM.  Mr. Itabashi is also a director of Japan Smaller Capitalization Fund, Inc., for which NAM-USA acts as manager and for which NAM acts as investment adviser.

**	In addition to the Fund, the “Fund Complex” includes Japan Smaller Capitalization Fund, Inc.

Committees and Directors’ Meetings.  The Board of Directors has a standing Audit Committee, a standing Nominating Committee, and a standing Governance and Compliance Committee, each of which consists of the Directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act and are “independent” as defined in the New York Stock Exchange listing standards.  Currently, Rodney A. Buck, David B. Chemidlin, E. Han Kim and Marica L. MacHarg are members of these Committees.  The Fund has no standing Compensation Committee.

During the fiscal year ended October 31, 2016, the Board of Directors (or the Independent Directors of the Fund meeting as a group) held twenty-three meetings, the Audit Committee held two meetings and the Nominating Committee held one meeting.  The Governance and Compliance Committee met as part of each quarterly meeting of the Board of Directors.  A significant number of the Board and Independent Director meetings related to consideration of the proposed merger announced in July 2016 that did not move forward.  Each incumbent Director attended at least 75% of the aggregate number of meetings of the Board of Directors held during the period for which they served and, if a member, of the aggregate number of meetings of the Audit and Nominating Committees held during the period for which they served.

KOREA EQUITY FUND, INC.

SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)

Officers of the Fund.  Officers of the Fund are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.  Certain biographical and other information relating to the officers of the Fund is set out below:

Name, Address* and Age of Officers	Position(s) Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation(s) or Employment During Past Five Years
Yutaka Itabashi (51)	President and Director	President and Director since 2013
Senior Managing Director of NAM since April 2015; President and Chief Executive Officer of NAM-USA and President of NGA since 2013; Managing Director of NAM from 2012 to 2013; Senior Managing Director of Nomura Funds Research and Technologies Co., Ltd. from 2009 to 2012.

Takeshi Toyoshima (50)	Vice President	Vice President since August 2016	Chief Administrative Officer of NAM-USA since August 2016; Head of Client Services and Marketing of NAM-USA from April 2015 to August 2016; Senior Portfolio Manager of NAM from 2008 to 2015.
Maria R. Premole (54)	Vice President	Vice President since 2013	Vice President and Head of Retail Product Management of NAM-USA since 2013; Associate of NAM-USA from 2008 to 2013.
Neil Daniele (56)	Secretary and Chief Compliance Officer	Secretary since 2002; Chief Compliance Officer since 2005
Chief Compliance Officer of NAM-USA since 2005 and Managing Director of NAM-USA since 2007; Chief Compliance Officer of NGA since 2008; Chief Compliance Officer of Nomura Corporate Research and Asset Management Inc. and Nomura Funds Research and Technologies America, Inc. since 2009; Corporate Secretary of NAM-USA and NGA since November 2013.

Amy J. Marose (39)	Treasurer	Treasurer since 2013; Assistant Treasurer from 2011 to 2013	Executive Director of NAM-USA since April 2015; Controller and Treasurer of NAM-USA and Treasurer of NGA since 2013; Vice President of NAM-USA from 2009 to April 2015.
Kelly S. Lee (34)	Assistant Treasurer	Assistant Treasurer since August 2015	Vice President of NAM-USA since July 2015; Fund Controller at JP Morgan Chase & Co. from November 2014 to July 2015; Financial Services Senior at Ernst & Young LLP from 2010 to 2014.

*	The address of each officer listed above is Worldwide Plaza, 309 West 49th Street, New York, New York 10019.
**	Elected by and serves at the pleasure of the Board of Directors.

KOREA EQUITY FUND, INC.

TAX INFORMATION (Unaudited)

The Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise shareholders within 60 days of the Fund’s fiscal year ended October 31, 2016 as to the federal tax status of distributions received by shareholders during such fiscal year.  Accordingly, the Fund designates $208,661 as foreign tax credit with the associated gross income of $1,264,614.

Shareholders should not use the above information to prepare their tax returns.  The information necessary to complete income tax returns will be included with the Form 1099 DIV which will be sent to shareholders separately in January 2017.

REVIEW OF THE FUND’S MARKET PRICE COMPARED TO NET ASSET VALUE (Unaudited)

Shares of closed-end investment companies, including funds focusing on a single country, have at various times traded at both premiums and discounts to their net asset value (“NAV”).  Although the shares of the Fund have traded at such a premium, shares of the Fund also have traded at a discount from NAV.

Since the Fund was established, the Board of Directors on a quarterly basis has reviewed the market price of the Fund’s shares.  The purpose of such review has been to determine whether a discount exists and, if so, whether it would be in shareholders’ overall best interests for the Fund to conduct share repurchases, make an issuer tender offer for shares or consider another means of possibly reducing the discount.  During July and August, 2010, in accordance with a Discount Management Plan announced by the Board of Directors of the Fund on June 3, 2010, the Fund conducted open market share repurchases on the New York Stock Exchange and repurchased 149,609 shares of its common stock for an aggregate purchase price of $1,483,505.

On December 17, 2010, the Fund completed a tender offer for up to approximately 20 percent of its outstanding shares of common stock.  The tender offer was made pursuant to an enhanced Discount Management Plan adopted by the Board of Directors of the Fund in August 2010.  The enhanced Discount Management Plan also contemplates that the Board of Directors will annually evaluate whether, taking into account the Fund’s performance, trading discount from net asset value and other relevant factors, the Fund should make an additional tender offer between 5 and 15 percent of its outstanding shares.

On March 5, 2012, the Fund completed a tender offer for up to 10 percent of its outstanding shares.  The Fund purchased 1,082,292 shares of common stock, the maximum number of shares covered by the offer, at a price of $10.33, which represented a price equal to 98 percent of the net asset value per share as of the close of trading on the New York Stock Exchange on March 5, 2012.  The total purchase price paid to shareholders was $11,180,076.

On December 17, 2015, the Board of Directors of the Fund approved an updated Discount Management Plan.  Under the updated plan, the Fund is authorized to make open-market share repurchases on the New York Stock Exchange.  Such repurchases may be made from time to time as authorized by the Board of Directors.

The Board of Directors has also considered whether it would be in the best interests of the Fund to convert to an open-end fund or to an interval fund, which is a form of investment company that makes periodic share repurchases at prices based on NAV.  To date, the Board of Directors has not felt that it would be in the best interests of the Fund or its shareholders to convert to an open-end fund or to have interval fund status.  As a “country fund,” the Fund’s NAV is more volatile than might be the case for a fund with a broader investment focus.  The Directors believe that converting the Fund to either an open-end or interval fund would subject the Fund to redemptions or repurchases at times when liquidation of portfolio securities could disadvantage remaining shareholders, and they believe that the recent sometimes extreme volatility of the financial markets in South Korea supports their view.  Additionally, since an open-end fund has a limited ability to invest in illiquid securities, such a conversion could hinder the Fund’s ability to pursue its investment objectives.  The Directors intend to continue to review, on a quarterly basis, the trading market for the Fund’s shares.

DIVIDEND REINVESTMENT PLAN

The Dividend Reinvestment Plan (the “Plan”) is available automatically for any holder of common stock with shares registered in his/her own name who wishes to purchase additional shares with income dividends or long-term capital gains distributions received on shares owned, unless such shareholder elects to receive all dividends and capital gain distributions in cash, paid by check and mailed to the shareholder.  If a shareholder holds shares in his/her own name, communications regarding the Plan should be addressed to the plan agent, Computershare Trust Company, N.A. (the “Plan Agent”), P.O. Box 30170 College Station, TX 77842-3170.  Under the Plan, shareholders appoint the Plan Agent to reinvest dividends and distributions in shares of the Fund.  Such shares will be acquired by the Plan Agent for shareholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares if the Fund is trading at net asset value or a premium.  If the market price of a share on the payable date of a dividend or distribution is at or above the Fund’s net asset value per share on such date, the number of shares to be issued by the Fund to each shareholder receiving shares in lieu of cash dividends or distributions will be determined by dividing the amount of the cash dividends or distributions to which such shareholder would be entitled by the greater

KOREA EQUITY FUND, INC.

DIVIDEND REINVESTMENT PLAN (Continued)

of the net asset value per share on such date or 95% of the market price of a share on such date.  If the market price of a share on such distribution date is below the net asset value per share, the number of shares to be issued to such shareholders will be determined by dividing such amount, less brokerage commission, by the per share market price.

Purchases will be made by the Plan Agent from time to time on the New York Stock Exchange (the “Exchange”) or elsewhere to satisfy dividend and distribution investment requirements under the Plan.  Purchases will be suspended on any day when the closing price (or the mean between the closing bid and ask prices if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share.  If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend or distribution investments and on the last trading day immediately preceding the dividend payable date the closing price or the mean between the closing bid and ask prices of the shares is lower than or the same as the net asset value per share, the Plan Agent will continue to purchase shares until all investments by shareholders have been completed or the closing price or the mean between the bid and ask prices of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares.  If on the last trading day immediately preceding the dividend payable date, the closing price or the mean between the bid and ask prices of the shares is higher than the net asset value per share and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares.  There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend investment requirements.  However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund’s open market purchases of shares.  In each case, the cost per share of shares purchased for each shareholder’s account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.  For the fiscal year ended October 31, 2016, the Fund did not issue any new shares for dividend reinvestment purposes.

Shareholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan.  To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who are participating in such Plan.  Shareholders that participate in the Plan holding shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.  Shareholders who are participating in the Plan may withdraw from the Plan at any time.

There will be no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin it at any time.  Changes in participation in the Plan should be made by contacting the Plan Agent if the shares are held in the shareholder’s own name and must be in writing and should include the shareholder’s name and address as they appear on the account registration.  If the shares are held in the name of a broker or other nominee, such person should be contacted regarding changes in participation in the Plan.  Upon withdrawal from the Plan, the Plan Agent will deliver to the shareholder a certificate or certificates for the appropriate number of full shares and a cash payment for any fractional shares.  In lieu of receiving a certificate, the shareholder may request the Plan Agent to sell part or all of the shareholder’s shares at the market price and remit the proceeds to the shareholder, net of any brokerage commissions.  A $2.50 fee will be charged by the Plan Agent upon any cash withdrawal or termination.  An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash.  An election will be effective only for a dividend or distribution if it is received by the Plan Agent not less than 10 days prior to such record date.

The Plan Agent will maintain all shareholder accounts in the Plan, and furnish written confirmation of all transactions in such account, including information needed by shareholders for tax records.  Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

The automatic reinvestment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends.  Shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend.  There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.  All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to the Plan Agent at Computershare Trust Company, N.A. P.O. Box 30170, College Station, TX 77842-3170.

KOREA EQUITY FUND, INC.

Board Review of the Management and Investment Advisory Agreements

The Board of Directors of the Fund (the “Board”) consists of five directors, four of whom are independent or non-interested directors (the “Independent Directors”).  The Board considers matters relating to the Fund’s management and investment advisory agreements throughout the year.  On an annual basis, the Board specifically considers whether to approve the continuance of these agreements for an additional one-year period.  The specific agreements (the “Agreements”) consist of the Fund’s management agreement with Nomura Asset Management U.S.A. Inc. (the “Manager”) and the investment advisory agreement between the Manager and its parent, Nomura Asset Management Co., Ltd. (the “Investment Adviser”), and investment sub-advisory agreements between the Investment Adviser and two affiliated advisers, Nomura Asset Management Hong Kong Limited and Nomura Asset Management Singapore Limited (the “Investment Sub-Advisers”).

The Board, including the Independent Directors, most recently approved the continuance of the Agreements at a meeting held on August 25, 2016.  In connection with their deliberations at that meeting and at a separate meeting of the Independent Directors held on August 16, 2016, the Independent Directors received materials that included, among other items, information provided by the Manager regarding (i) the investment performance of the Fund, performance of other investment companies and performance of the Fund’s benchmark, (ii) expenses of the Fund and the management fee paid by the Fund to the Manager and the advisory fee paid by the Manager to the Investment Adviser, and the sub-advisory fees paid by the Investment Adviser to the Investment Sub-Advisers, (iii) advisory fees charged by the Manager and the Investment Adviser to comparable accounts and (iv) the profitability of the Agreements to the Manager and the Investment Adviser.  Included in the materials was a report prepared by Broadridge Board Reporting and Compliance (“Broadridge”) for use by the Independent Directors in their consideration of the continuance of the Agreements (the “Broadridge Report”).  Broadridge is an independent firm retained by many investment companies to provide data with respect to investment company performance and expenses.  The Broadridge Report contained information regarding the Fund and other closed-end funds not affiliated with the Manager that compared, among other items, the respective funds’ management fees and operating expenses.

The Independent Directors sought and received additional information from the Investment Adviser, including information concerning fees charged to other comparable accounts and funds that are managed by the Manager and its affiliates, management personnel and the Investment Adviser’s business continuity plan and cybersecurity efforts.  The Independent Directors were advised by, and received materials (including a detailed memorandum reviewing the applicable legal standards and factors taken into account by the Supreme Court and other relevant court decisions) from their independent counsel in considering these matters and the continuance of the Agreements.

In considering the continuance of the Agreements at the meeting held on August 25, 2016, the Board, including the Independent Directors, did not identify any single factor as determinative.  Matters considered by the Directors in connection with their review of the Agreements included the following:

The nature, extent and quality of the services provided to the Fund under the Agreements.  The Board considered the nature, extent and quality of the services provided to the Fund by the Manager and the Investment Adviser and the resources dedicated by the Manager, the Investment Adviser and the Investment Sub-Advisers.  These services included both investment advisory services and related services such as the compliance oversight provided by the Manager.  Based on its review of all of the services provided by the Manager, the Investment Adviser and the Investment Sub-Advisers, the Board, including the Independent Directors, concluded that the nature, extent and quality of these services supported the continuance of the Agreements.

KOREA EQUITY FUND, INC.

Board Review of the Management and Investment Advisory Agreements
(Continued)

Investment performance.  The Board considered performance information provided by Broadridge and the Manager regarding the Fund’s investment performance over a number of time periods, including the one-year, three-year and five-year periods recently ended.  The Board noted that Broadridge Report ranked the Fund in the top half or quartile for performance for its performance universe for the one, three and five-year periods.  In response to requests by the Independent Directors, the Manager provided information about the performance of the Fund compared to the Fund’s benchmark index, data on the Fund’s expense ratio and components thereof, and comparative fee, expense ratio and performance information for other funds investing primarily in Korean securities.  The Broadridge Report also provided supplemental information relating to performance, expense ratios, and fees of U.S. investment companies investing in equity securities of Asian and other non-U.S. issuers.  Based on their review, the Independent Directors concluded that the Fund’s performance supported the continuance of the Agreements.

The costs of the services to be provided and the profits to be realized by the Manager and its affiliates from their advisory relationships with the Fund.  The Board considered the fee payable under the Fund’s management agreement in connection with other information provided for the Directors’ consideration.  The Board noted that according to the Broadridge Report, the Fund’s contractual management fees were below the median and the Fund’s non-management expenses were above the median for the comparable funds identified by Broadridge.  The Board also considered information provided by the Manager regarding fees charged by the Manager and its affiliates to institutional accounts and other investment companies having investment objectives similar to the Fund’s investment objective.  The Board recognized that the nature of the services provided by the Manager, the Investment Adviser and the Investment Sub-Advisers to other investment vehicles and separate accounts differed from the range of services provided to the Fund.

The Manager also provided the Board with information prepared by the Manager, the Investment Adviser and the Investment Sub-Advisers indicating the profitability of the Agreements to these respective advisers.  This presentation included information regarding methodologies used to allocate expenses in considering the profitability of the Agreements to the Manager, the Investment Adviser and the Investment Sub-Advisers.  The Independent Directors reviewed this information with the Manager to understand the expense allocation methodology utilized by the Investment Adviser.

After reviewing the information described above, the Independent Directors concluded that the management fee proposed to be charged to the Fund was reasonable and the profitability of the Agreements to the Manager, the Investment Adviser and the Investment Sub-Advisers supported the continuance of the Agreements.

Economies of scale.  The Board also considered whether the Manager, the Investment Adviser and the Investment Sub-Advisers realize economies of scale as the Fund grows larger and the extent to which any economics of the scale are shared with the Fund and its shareholders.

Based on an evaluation of all factors deemed relevant, including the factors described above and taking into account information received throughout the preceding year, the Board, including each of the Independent Directors, concluded that each of the Agreements should be continued through August 31, 2017.

BOARD OF DIRECTORS	KOREA Equity Fund, Inc. ANNUAL REPORT OCTOBER 31, 2016
Rodney A. Buck
David B. Chemidlin
Yutaka Itabashi
E. Han Kim
Marcia L. MacHarg
OFFICERS
Yutaka Itabashi, President
Takeshi Toyoshima, Vice President
Maria R. Premole, Vice President
Neil A. Daniele, Secretary and Chief Compliance Officer
Amy J. Marose, Treasurer
Kelly S. Lee, Assistant Treasurer
MANAGER
Nomura Asset Management U.S.A. Inc.
Worldwide Plaza
309 West 49th Street
New York, New York 10019-7316
Internet Address
http://funds.nomura-asset.com
INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
1-12-1 Nihonbashi, Chuo-ku,
Tokyo 103-8260, Japan
INVESTMENT SUB-ADVISERS
Nomura Asset Management Hong Kong Limited
30th Floor, Two International Finance Center
8 Finance Street
Central, Hong Kong
Nomura Asset Management Singapore Limited
10 Marina Boulevard
Marina Bay Financial Centre Tower 2, #33-03
Singapore 018983
CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110-1548
DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR
Computershare Trust Company, N.A.
P. O. Box 30170
College Station, Texas 77842-3170
COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
RSM US LLP
80 City Square
Boston, Massachusetts 02129
KOREA EQUITY FUND, INC.
WORLDWIDE PLAZA
309 WEST 49TH STREET
NEW YORK, NEW YORK 10019-7316
This Report, including the Financial Statements, is transmitted to the Shareholders of Korea Equity Fund, Inc. for their information.  This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.

ITEM 2. CODE OF ETHICS

(a) and (b)
As of October 31, 2016, the Registrant had adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer; the Registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

(c)	There were no amendments during the fiscal year ended October 31, 2016 to the code of ethics.

(d)	Not applicable.
(e)	Not applicable.
(f)
A copy of the code of ethics will be provided upon request at no charge by contacting the Registrant’s Chief Compliance Officer at (212) 667-1873 or via post request addressed to: Nomura Asset Management U.S.A. Inc., Worldwide Plaza, 309 West 49th Street, Attn: Chief Compliance Officer, New York, NY 10019.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant’s Board of Directors has determined that David B. Chemidlin, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board of Directors; nor will it reduce the responsibility of the other Audit Committee members.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) AUDIT FEES

The aggregate audit fees billed for each of the last two fiscal years for professional services rendered by the Registrant’s principal accountant (the "Auditor") for the audit of the Registrant’s annual financial statements or services that are normally provided by the Auditor in connection with statutory and regulatory filings or engagements for those fiscal years were $45,240 for 2016 and $43,160 for 2015.

(b) AUDIT-RELATED FEES

The aggregate fees billed for each of the last two fiscal years for assurance and related services by the Registrant’s principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item were $0 in 2016 and $0 in 2015.

(c) TAX FEES

There were no services performed for each of the last two fiscal years by the Registrant’s principal accountant for tax compliance, tax advice and tax planning services.

(d) ALL OTHER FEES

There were no other services performed for each of the last two fiscal years by the Registrant’s principal accountant.

(e) (1) The Charter for the Audit Committee of the Registrant requires the Audit Committee (a) to pre-approve all auditing services to be provided to the Registrant by the Registrant’s independent accountants; (b) to pre-approve all non-audit services, including tax services, to be provided to the Registrant by the Registrant’s independent accountants in accordance with the Securities Exchange Act of 1934, as amended (the “1934 Act”); provided, however, that the pre-approval requirement with respect to the provision of non-audit services to the Registrant by the Registrant’s independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act; and (c) to pre-approve non-audit services to be provided to the Registrant’s investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2) Not applicable.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

 ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

(a)
The Registrant’s Board of Directors has a standing Audit Committee, which consists of the Directors who are not “interested persons” of the Registrant within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).  Rodney A. Buck, E. Han Kim, David B. Chemidlin and Marcia L. MacHarg are members of the Audit Committee.

(b)	Not applicable.

 ITEM 6.  INVESTMENTS

The Registrant’s investments in securities of unaffiliated issuers as of 10/31/16 are included in the report to shareholders filed under Item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Policy NOMURA ASSET MANAGEMENT October 16, 2014

1. General Policy

Nomura Asset Management Co., Ltd. and its investment advisory subsidiaries (collectively, “Nomura Asset Management”) serve as the investment adviser to a wide range of clients, including pooled investment vehicles. This Policy reflects our duty as a fiduciary under various regulations to vote proxies in the best interests of our clients. In fulfilling our obligations to clients, Nomura Asset Management will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts. We will engage companies in which we invest on behalf of our clients on our “Principles on Corporate Governance of Portfolio Companies.” in order to enhance our mutual understanding and to seek changes in their company practice.

2. Proxy Voting Guidelines

Nomura Asset Management will closely examine the voting agenda of a company that meets one or more of the conditions listed below. Where we believe that a specific agenda item is not in the best interests of shareholders, Nomura Asset Management will decide either to vote against or to abstain from voting on the item.

(1)
The company has violated the law, including engaging in criminal activities or fraudulent accounting practices. We have determined that the company has engaged activities that are inconsistent with overarching principles of corporate governance, including those related to social, ethical and environmental issues. However, we do not exercise our proxy voting rights solely as a means to address specific social or political issues, irrespective of investment returns of the company.

(2)	The auditor’s opinion on the company is qualified.

(3)	The company’s disclosure is determined to be inadequate, and therefore, deemed harmful to shareholders’ interests.

(4)	The company continuously reports sluggish business performance and poor investment returns, and where we consider management’s efforts for improvement to be inadequate.

(5)	The company accumulates a large amount of financial assets which we believe are not used effectively and/or are not distributed to shareholders adequately.

(6)	The company’s business and financial strategies are deemed to be not in the best interest of shareholders.

(7)	The composition and/or size of the company’s board of directors or the composition of its statutory auditors is deemed to be inadequate, and not in the shareholders’ best interests.

(8)	Extraordinary agenda items, such as amendments to the company’s articles of incorporation, which we determine not to be in shareholders’ best interests.

3. Positions on Specific Issues

The issues discussed below are not exhaustive and do include all potential voting issues. Because voting issues and the circumstances of individual companies are so varied, there may be instances when Nomura Asset Management may not vote in strict adherence to the Policy.

(1) Election of Directors

Nomura Asset Management votes in favor of candidates for a company’s board of directors that are nominated by the company’s management when it is determined that such candidates would best serve shareholders’ best interests.

The size of the board should be adequate and appropriate considering the nature of the company’s business and its scale.

If the company’s business performance remains sluggish over a long period and little remedial effort is apparent, or if the company is found to have engaged in any activities that raise corporate governance concerns, including social misconduct, or any activity that we deem is not in the best interest of shareholders, we will carefully assess the qualifications of the directors who have served during the said period or at the time of such activity in voting on their reelection.

In principle, we vote for the election of outside directors, taking into account the competence and experience of the candidates.

We will evaluate proposals advocating classification or staggered board of directors on a case-by-case basis. We would oppose such a proposal if we determine that it raises corporate governance concerns.

Because the outside directors of Japanese companies that have adopted the committee system play an especially crucial role in each of the three committees (the nominating, compensation, and audit committees) we pay special attention to the directors’ qualifications, such as their independence. Companies have transferred the decision-making for many important matters, such as disposition of profits, from shareholders to the executive officers and the board of directors of the company. In consideration of this fact, the qualifications of a director for such office are judged upon careful review of and thorough assessment of the board of directors.

(2) Election of Auditors

Auditors are expected to be qualified to audit the business of directors on behalf of shareholders, and are expected to function adequately for that purpose.

Where the company has engaged in activities that raise corporate governance concerns, including social misconduct, or have engaged in illegal activity in which an auditor is found responsible for any part thereof, or determined to have failed to fully perform his/her duties, we will vote against the reelection of the auditor.

It is desirable that outside auditors are independent of management. It is not desirable to have the audit committee composed of outside auditors all of whom lack independence. Where a reduction in the number of auditors is proposed, there should be proper justification for such a reduction.

(3) Executive Compensation

Nomura Asset Management votes for management compensation plans that in its view, are reasonable, especially equity-based compensation plans that are aligned with the long-term interests of the company’s shareholders. However, we vote against plans that we believe are inconsistent with or inequitable compared to the company’s overall financial condition, or that would substantially dilute the interests of shareholders.

When a company is discovered to have engaged in social misconduct, we expect to see corrective measures reflected in management’s compensation.

It is desirable for the company to disclose management’s compensation so that shareholders can determine whether or not it is fair and reasonable.

(4) Stock Option

In principle, we vote for stock option plans when the conditions of the plan, such as eligibility and its scale, are properly set forth for the purpose of promoting the incentives of the executives and employees. However, we vote against such plans when the conditions are deemed to be improper.

(5) Capital Policy

1. Distribution policy

In deciding on distributions to its shareholders, the company should ensure that such distributions are consistent with its long-term investment plan. While we view the acquisition of the company’s own stock positively as a means to enhance the company’s value, it is always necessary to determine whether this is the most appropriate distribution method for the sake of the company’s long-term capital structure.

2. Change in number of authorized shares

An increase in the number of authorized shares is required for a variety of legitimate business purposes, including financing, stock splits, corporate reorganizations, or debt for equity exchanges. Nomura Asset Management will vote for a company’s proposed increase in the number of authorized shares unless it is considered a special circumstance proposal. Such proposals are assessed on a case-by-case basis.

3. Issuance of preferred and other classes of shares

Nomura Asset Management will carefully scrutinize proposals with respect to the issuance of shares in special cases, such as to authorize the board of directors to issue preferred shares with discretion to determine such conditions as voting rights, conversion, dividend and transferability (“Blank Check” Preferred Shares). We recognize that while such classes of shares are generally issued for financing purposes, they could hinder growth in shareholder value.

(6) Corporate Actions

1. Mergers, acquisitions and other corporate restructurings

Nomura Asset Management reviews all proposals for mergers, acquisitions and other forms of corporate restructuring on a case-by-case basis by evaluating the financial impact on the company’s shareholders.

2. Anti-takeover measures

Nomura Asset Management will not vote, in principle, for proposals that make it more difficult for a company to be acquired by another company. We believe that anti-takeover measures can depress a company’s market value.

4.  Conflict of Interests

In exercising voting rights, material conflicts of interest may arise (for example, Nomura Asset Management may have a material business relationship with an issuer whose securities are held in client portfolios. and over which we have proxy voting discretion).

When such a material conflict of interest arises, Nomura Asset Management shall vote, in order to remain impartial in the exercising of proxy voting rights, based on recommendations made by one or more third-party proxy voting service vendors.

With respect to shares of Nomura Holdings, Inc. and its affiliated companies that are held in client portfolios, we shall seek advice from one or more third-party proxy voting service vendors.

Our approach in identifying and handling material conflicts of interest is more fully described in our policy document “Organizational Structure and Decision-Making Process for the Exercise of Proxy Voting Rights.”

5. Other Considerations

(1) Non-voting cases

Nomura Asset Management may be unable to vote or may determine to refrain from voting in certain circumstances. The following list, although not exhaustive, highlights some potential instances in which a proxy may not be voted:

1. Securities Lending: Various client accounts may participate in a securities lending program. Because title to loaned securities passes to the borrower, Nomura Asset Management will be unable to vote any security that is out on loan to a borrower on a proxy record date. If Nomura Asset Management has investment discretion, however, it may reserve the right to instruct the lending agent to recall the loaned security where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of recalling the security.

2. Share Blocking: Proxy voting in certain countries requires “share blocking.” That is, shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depository. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. In such cases, we may not vote the effected shares.

3. Re-registration: In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent us from exercising its investment discretion to sell shares held in clients’ portfolios for a substantial period of time. The decision process in blocking countries as discussed above is employed in instances where re-registration is necessary.

4. Other Considerations: Lack of adequate information and untimely receipt of proxy materials may make it disadvantageous to vote proxies in every instance. In addition, we may not vote proxies in circumstances where the cost of voting the proxy outweighs the possible benefit to the client.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a) (1) As of October 31, 2016, Mr. Shigeto Kasahara acts as the Registrant’s lead portfolio manager.  Mr. Kasahara has served as a portfolio manager of the Registrant since April 2005. He previously served as a portfolio manager specializing in Pacific Basin ex-Japan Equities at Nomura Asset Management Hong Kong Limited (“NAM-Hong Kong”) from 2002 to 2004. He has been a portfolio manager at Nomura Asset Management Singapore Limited (“NAM-Singapore”) since 2004. The portfolio manager is primarily responsible for the day-to-day portfolio management of the Registrant.  He oversees investment decisions and activities and reviews research analysis.

      (2) As of October 31, 2016, Mr. Kasahara was primarily responsible for the day-to-day portfolio management for the Registrant, for 2 other pooled investment vehicles that are not registered investment companies under the 1940 Act (with total assets of USD $47.3 million as of October 31, 2016) and for 2 other accounts (with total assets of US $46.9 million as of October 31, 2016). None of the investment advisory fees with respect to these accounts is based on the performance of the account. Real, potential or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account. These conflicts include the following: (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager’s time and attention among relevant accounts and (iii) circumstances where the Registrant’s investment adviser has an incentive fee arrangement or other interest with respect to one account that does not exist with respect to other accounts.

      (3) As of October 31, 2016, the portfolio manager receives a combination of base compensation and discretionary compensation consisting of a cash bonus. The methodology used to determine the portfolio manager’s compensation is applied across all accounts managed by the portfolio manager. Generally, the portfolio manager receives fixed salary compensation based on his duties and performance. The amount of base salary is reviewed annually after completion of the formal performance appraisal process. In order to appraise the portfolio manager’s performance, certain measures are used, such as a review of his specialties and expertise, a review of his capabilities to achieve assigned duties and a review of his management and communication skills. In addition to base compensation, the portfolio manager may receive discretionary compensation in the form of a cash bonus.

The bonus, which is paid semi-annually, is based on both quantitative and qualitative scores. The quantitative score is determined prior to payment based on the performance of the portfolio manager’s accounts. The quantitative scoring for purposes of the bonus comprises 60 to 80 percent of the performance appraisal measurement. As indicated above, Mr. Kasahara is responsible for multiple accounts. The quantitative scoring generally takes into account the performance of each of these accounts, on a pre-tax basis over the average of the most recent one-year and three-year periods, compared against benchmarks established for such accounts during the same periods. In evaluating the performance of the Registrant, NAM-Singapore utilizes the performance of the Korea Composite Stock Price Index (KOSPI) as the benchmark.   The qualitative score is determined by analyzing the quality of the portfolio manager’s contribution to the Registrant’s investment adviser, focusing primarily on the contribution to the management of the investment team and to client service and marketing. While the bonus can range up to 100 percent or more of base salary, the Registrant’s investment adviser has indicated that cash bonuses typically represent approximately 20 to 40 percent of its portfolio managers’ aggregate cash compensation. For relatively highly paid employees, a part of the discretionary bonus compensation is deferred in accordance with the Nomura corporate wide mandatory deferral program.

      (4) As of October 31, 2016, the portfolio manager did not own beneficially any securities issued by the Registrant.

(b) Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

(a)  Not applicable.

(b)  Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors made or implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

ITEM 11.  CONTROLS AND PROCEDURES

(a)  The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

(b)  There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this Report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS

(a) (1) See Item (2)

(a) (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the 1940 Act.

(a) (3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Korea Equity Fund, Inc.

By: /s/ Yutaka Itabashi
Yutaka Itabashi
President, Principal Executive Officer

Date:  12/23/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Yutaka Itabashi
Yutaka Itabashi
President, Principal Executive Officer

Date:  12/23/2016

By: /s/ Amy J. Marose
Amy J. Marose
Treasurer, Principal Financial Officer

Date:  12/23/2016